Exhibit 10.11

6-1162-DLJ-472R2



United Air Lines, Inc.
P.O. Box 66100
Chicago, Illinois  60666

Subject:    Letter Agreement No. 6-1162-DLJ-472R2 to
            Purchase Agreement No. 1602 -
[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT
TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Gentlemen:

Reference is made to Purchase Agreement No. 1602 dated as of March 1,1990 (the Purchase Agreement) between The
Boeing Company (Boeing) and United Air Lines, Inc.
(Buyer) relating to the sale by Boeing and the purchase by Buyer of fourteen (14) 767-322ER aircraft (sometimes referred to as the Aircraft, Firm Aircraft or the Reconfirmation Aircraft). Further reference is made to Letter Agreement 1602-5 dated as of March 1,1990 to the Purchase Agreement relating to the granting of options to purchase fourteen (14) 767-322ER option aircraft
(the Option Aircraft).

This letter, when accepted by Buyer contemporaneously with the execution of Supplemental Agreement No. 10 to the Purchase Agreement, will become part of the Purchase Agreement and will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Purchase Agreement, and not defined herein, shall have the same meaning as in the Purchase Agreement.





[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT
TO A REQUEST FOR CONFIDENTIAL TREATMENT]












[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT
TO A REQUEST FOR CONFIDENTIAL TREATMENT]










[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT
TO A REQUEST FOR CONFIDENTIAL TREATMENT]














[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT
TO A REQUEST FOR CONFIDENTIAL TREATMENT]











[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT
TO A REQUEST FOR CONFIDENTIAL TREATMENT]













[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT
TO A REQUEST FOR CONFIDENTIAL TREATMENT]











[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT
TO A REQUEST FOR CONFIDENTIAL TREATMENT]











[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT
TO A REQUEST FOR CONFIDENTIAL TREATMENT]










[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT
TO A REQUEST FOR CONFIDENTIAL TREATMENT]











[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT
TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT
TO A REQUEST FOR CONFIDENTIAL TREATMENT]


12.    Non-Disclosure.

       Buyer understands that certain commercial and financial information contained in this letter agreement is considered by Boeing as privileged and confidential. Buyer agrees that it will treat such information as privileged and confidential and will not without prior written consent of Boeing, disclose such information to any other person except as may be required by (i) applicable law or governmental regulations, or (ii) for financing the Aircraft in accordance with the provisions of Article 11.2 of the Purchase Agreement. In connection with any such disclosure or filing of such information pursuant to any applicable law or governmental regulations; Buyer shall request and use its best reasonable efforts to obtain confidential treatment of such information.
Boeing agrees to cooperate with Buyer in making and supporting its request for confidential treatment. In fulfilling its obligations under this paragraph 11, Buyer shall only be required to use the same degree of care to prevent unauthorized disclosure and use of the information contained in this Letter Agreement as Buyer would use to prevent the disclosure and use of its own commercial and financial information of the same or similar nature and which it considers proprietary or confidential.



If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY


By /s/ M. Monica Fix

Its Attorney-in-Fact


ACCEPTED AND AGREED TO this

Date: April 13, 1995



UNITED AIR LINES, INC.


By /s/ Douglas A. Hacker

Its Senior Vice President - Finance

Attachment A
Letter Agreement No. 6-1162-DLJ-472R2



[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A
REQUEST FOR CONFIDENTIAL TREATMENT]